Exhibit 99.1

Bristol-Myers Squibb Receives Clearance from U.S. Federal Trade Commission for Celgene Acquisition

Company Has Now Satisfied All Regulatory Approvals for Celgene Acquisition

Transaction Expected to Close on November 20, 2019

FTC Approves Agreement between Celgene and Amgen to Divest OTEZLA®

NEW YORK—November 15, 2019—Bristol-Myers Squibb Company (NYSE:BMY) announced today that the U.S. Federal Trade Commission (FTC) has accepted the proposed consent order in connection with the pending merger of Bristol-Myers Squibb and Celgene Corporation (NASDAQ:CELG), thereby permitting the parties to close the transaction. As announced on August 26, 2019, Celgene entered into an agreement with Amgen (NASDAQ:AMGN) under which Amgen would acquire the global rights to OTEZLA® (apremilast). Bristol-Myers Squibb previously announced the decision to divest OTEZLA in connection with the ongoing regulatory approval process for Bristol-Myers Squibb’s pending merger with Celgene.

Bristol-Myers Squibb has now satisfied all regulatory requirements under the merger agreement to complete the acquisition of Celgene and expects to close the transaction on November 20, 2019. Bristol-Myers Squibb also expects the OTEZLA divestiture to be completed promptly following the closing of the merger.

“Today’s news is an exciting milestone in our company’s history as we look forward to officially combining with Celgene to create a leading biopharma company,” said Giovanni Caforio, M.D., Chairman and Chief Executive Officer of Bristol-Myers Squibb. “Together we will be well positioned to discover, develop and deliver innovative medicines, and to transform the lives of more patients through science.”

Advisors

Morgan Stanley & Co. LLC is serving as financial advisor to Bristol-Myers Squibb and Kirkland & Ellis LLP is serving as Bristol-Myers Squibb’s legal counsel. Arnold & Porter Kaye Scholer LLP is acting as legal counsel on antitrust matters.

About Bristol-Myers Squibb

Bristol-Myers Squibb is a global biopharmaceutical company whose mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases. For more information about Bristol-Myers Squibb, visit us at BMS.com or follow us on LinkedIn, Twitter, YouTube, Facebook and Instagram.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction between Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) and Celgene Corporation (“Celgene”), on February 1, 2019, Bristol-Myers Squibb filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended on February 1, 2019 and February 20, 2019, containing a joint proxy statement of Bristol-Myers Squibb and Celgene that also constitutes a prospectus of Bristol-Myers Squibb. The registration statement was declared effective by the SEC on February 22, 2019, Bristol-Myers Squibb and Celgene commenced mailing the definitive joint proxy statement/prospectus to stockholders of Bristol-Myers Squibb and Celgene on or about February 22, 2019, and the special meetings of the stockholders of Bristol-Myers Squibb and Celgene were held on April 12, 2019. INVESTORS AND SECURITY HOLDERS OF BRISTOL-MYERS SQUIBB AND CELGENE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents filed with the SEC by Bristol-Myers Squibb or Celgene through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Bristol-Myers Squibb are available free of charge on Bristol-Myers Squibb’s internet website at http://www.bms.com under the tab, “Investors” and under the heading “Financial Reporting” and subheading “SEC Filings” or by contacting Bristol-Myers Squibb’s Investor Relations Department through https://www.bms.com/investors/investor-contacts.html. Copies of the documents filed with the SEC by Celgene are available free of charge on Celgene’s internet website at http://www.celgene.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings” or by contacting Celgene’s Investor Relations Department at ir@celgene.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the research, development and commercialization of pharmaceutical products, Bristol-Myers Squibb’s pending acquisition of Celgene (the “Merger”), and the pending sale of OTEZLA (the “Divestiture,” and together with the Merger, the “Transaction”). These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on historical performance and current expectations and projections about Bristol-Myers Squibb’s and Celgene’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond Bristol-Myers Squibb’s and Celgene’s control and could cause Bristol-Myers Squibb’s and Celgene’s future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to, the completion of the Transaction may not occur on the anticipated terms and timing or at all; a condition to the closing of the Merger may not be satisfied; Bristol-Myers Squibb successfully using proceeds from the Divestiture; the combined company will have substantial indebtedness following the completion of the Transaction; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the Merger; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the Transaction; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the Transaction has a negative effect on the market price of the capital stock of Bristol-Myers Squibb and Celgene or on Bristol-Myers Squibb’s and Celgene’s operating results. No forward-looking statement can be guaranteed.

Forward-looking statements in this press release should be evaluated together with the many risks and uncertainties that affect Bristol-Myers Squibb’s and Celgene’s respective business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol-Myers Squibb’s and Celgene’s respective Annual Reports on Form 10-K for the year ended December 31, 2018, as updated by their subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. The forward-looking statements included in this press release are made only as of the date of this document and except as otherwise required by applicable law, neither Bristol-Myers Squibb nor Celgene undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Contacts

Media:
609-252-3345
media@bms.com

Investors:
Tim Power
609-252-7509
Timothy.Power@bms.com

Or

Andy Brimmer / Dan Katcher / Jamie Moser
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449